EXHIBIT 10(i)

                                   VIACOM INC.

                             1994 STOCK OPTION PLAN
                                   FOR OUTSIDE
                                    DIRECTORS

                                    ARTICLE I

                                     GENERAL



Section 1.1         Purpose.

The purpose of the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its affiliates by obtaining and retaining the services of qualified persons who are not employees of the Company or its affiliates to serve as directors and to induce them to make a maximum contribution to the success of the Company and its affiliates.

Section 1.2         Definitions.

As used in the Plan, the following terms shall have the following meanings:

(a)       "Board" shall mean the Board of Directors of the Company.

(b) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

(d) "Date of Grant" shall mean November 8, 1994, and each succeeding August 1, commencing with August 1, 1995.

(e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

(f)       "Effective Date" of the Plan shall be November 8, 1994.

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(g)       "Fair Market Value" of a share of Class B Common Stock on a given date shall be the average closing price of a share of Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Board or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Board.

(h)       "Grant" shall mean a grant of Stock Options under the Plan.

(i) "LTMIP" shall mean the Company's 1994 Long-Term Management Incentive Plan and/or any successor to such Plan, as applicable.

(j) "Non-Qualified Stock Options" shall mean Stock Options which do not meet the requirements of Section 422 of the Code.

(k) "Outside Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company, Viacom International Inc., Paramount Communications Inc., National Amusements, Inc. or any of their respective affiliates. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or an affiliate of the Company for services performed as an employee of the Company or any of its affiliates.

(l) "Outstanding Stock Option" shall mean a Stock Option granted to an Outside Director which has not yet been exercised and which has not yet expired in accordance with its terms.

(m) "Stock Option" shall mean a contractual right granted to an Outside Director under the Plan to purchase a share of Class B Common Stock at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

(n) To "vest" a Stock Option held by an Outside Director shall mean to render such Stock Option nonforfeitable.

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Section 1.3         Administration of the Plan.

The Plan shall be administered by the members of the Board who are not Outside Directors. All questions of interpretation, administration and application of the Plan shall be determined by the Board. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to an Outside Director.

Section 1.4         Class B Common Stock Subject to the Plan.

The total number of shares of Class B Common Stock that shall be reserved for distribution upon grant of Stock Options under the Plan shall be 200,000, subject to adjustment pursuant to Section 4.2 hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company, as shall be determined by the Board. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.4, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire, are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.


                                   ARTICLE II

                             GRANTS OF STOCK OPTIONS


Each person who is an Outside Director on the Effective Date shall be granted an award of Non-Qualified Stock Options to purchase 1,500 shares of Class B Common Stock at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on such date (the "Date of Grant" of such Stock Options), on the terms and conditions set forth in the Plan. In addition, in recognition of their long years of dedicated service to the Company as Outside Directors and their role in helping to steer the Company through its spectacular growth and development, each person who is an Outside Director on the Effective Date and who was an Outside Director in July 1987 shall be granted an award of Non-Qualified Stock Options to purchase 10,000 shares of Class B Common Stock at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Effective Date (the "Date of Grant" of such Stock Options"), on the terms and conditions set forth in the Plan. Thereafter, on August 1, 1995 and each of the second through ninth anniversaries thereof, each person who is an Outside Director on such date shall be granted an additional award of Non-Qualified Stock Options to purchase 1,500 shares of Class B Common Stock, effective as of such date (the "Date of Grant" of such Stock Options), at an
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option price per share equal to the Fair Market Value of a share of Class B
Common Stock on the Date of Grant, on the terms and conditions set forth in the Plan. The exercise price of the Stock Options granted under the Plan shall be subject to adjustment in accordance with the provisions of Section 4.2 of the Plan. The terms and conditions of a Grant of Stock Options shall be set forth in an option certificate which shall be delivered to the Outside Director reasonably promptly following the Date of Grant of such Stock Options.


                                   ARTICLE III

                      TERMS AND CONDITIONS OF STOCK OPTIONS


Section 3.1         Exercise of Stock Options.

(a) Exercisability. Stock Options shall be exercisable only to the extent the Outside Director is vested therein. Each Grant of Stock Options under the Plan shall vest on the first anniversary of the Date of Grant of such Stock Options.

(b)       Option Period.

          (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

          (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

          (iii) Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any share issued upon exercise of a Stock Option by any Outside Director shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Outside Director, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption

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                  from registration or qualification under such laws.  Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

(c)       Exercise in the Event of Termination of Services.

          (i) Termination other than for Death or Permanent Disability. If the services of an Outside Director as a Director of the Company terminate for any reason other than for death or permanent disability, the Outside Director may exercise any Outstanding Stock Options only within one year after the termination date, but only to the extent such Outstanding Stock Options were vested on the date of such Outside Director's termination. Upon a termination described in this
                  Section 3.1(c)(i), the Outside Director shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

          (ii) Death. If an Outside Director dies within a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised only within one year after his death, but only to the extent such Outstanding Stock Options were vested on the date of death, by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution. All rights with respect to Outstanding Stock Options that are not vested on the date of death will be relinquished.

          (iii) Permanent Disability. If the services of an Outside Director as a Director of the Company terminate by reason of permanent disability, he may exercise his Outstanding Stock Options only within one year after the termination of his services, but only to the extent such Outstanding Stock Options were vested when his services terminated. Upon a termination described in this Section 3.1(c)(iii), the Outside Director shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.
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Section 3.2         Payment of Purchase Price Upon Exercise.

Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash (e.g. personal bank check, certified check or official bank check).


                                   ARTICLE IV

                     EFFECT OF CERTAIN CORPORATE CHANGES AND
                               CHANGES IN CONTROL


Section 4.1         Effect of Reorganization.

In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding voting equity securities of the Company (for purposes of this Section 4.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange
Act), (iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i), (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then all the Outstanding Stock Options under the Plan shall be immediately exercisable as of the date of such Reorganization Event. For the purposes of this Section 4.1, no event or series of events involving National Amusements, Inc., the Company or any of their affiliates shall be deemed to be a Reorganization Event unless such event or series or events results in there being no class of equity securities of the Company (or the successor of the Company) which is publicly traded.

Section 4.2         Dilution and Other Adjustments.

In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, as the case may be, in order to provide each Outside Director with a benefit equivalent to that which he would have been entitled had such event not occurred, the Outstanding Stock Options under the Plan shall be adjusted in the same manner as the Outstanding Stock Options (as such term is defined in the LTMIP) under the LTMIP shall be adjusted. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of the Plan.

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                                    ARTICLE V

                                  MISCELLANEOUS


Section 5.1         Restriction on Transfer.

Except to the extent permitted by the rules under Section 16b-3 of the Exchange Act, the rights of an Outside Director with respect to Stock Options shall not be transferable by the Outside Director to whom such Stock Options are granted, otherwise than by will or the laws of descent and distribution.

Section 5.2         Stockholder Rights.

No Grant of Stock Options under the Plan shall entitle an Outside Director to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to an Outside Director upon exercise of a Stock Option.

Section 5.3         No Restriction on Right of Company to Effect
                    Corporate Changes.

The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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Section 5.4         No Right to Reelection.

Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.


                                   ARTICLE VI

                            AMENDMENT AND TERMINATION


The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder; and provided, further, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law; and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of an Outside Director to whom a Grant has been made, adversely affect the rights of such Director in the Stock Options covered by such Grant. Unless previously terminated pursuant to this Article VI, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Grants may be awarded hereunder after such date.


                                   ARTICLE VII

                                 INTERPRETATION


Section 7.1         Governmental Regulations.

The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

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Section 7.2         Headings.

The headings of sections and subsections herein are included solely for the convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 7.3         Governing Law.

The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                  ARTICLE VIII

                     EFFECTIVE DATE AND STOCKHOLDER APPROVAL


The Effective Date of the Plan shall be November 8, 1994 and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants hereunder shall be void ab initio and of no effect. No Stock Option shall be exercisable until the date of such stockholder approval.

















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